UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39908	98-1571453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 44th Floor New York, NY		10001
(Address of principal executive offices)		(Zip Code)

(917) 907-4618

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	GMBTU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	GMBT	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GMBTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

On July 28, 2021, Queen’s Gambit Growth Capital, a Cayman Islands exempted company with limited liability (“SPAC”), Swvl Inc., a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands (the “Company”), Pivotal Holdings Corp, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of the Company (“Holdings”), Pivotal Merger Sub Company I, a Cayman Islands exempted company with limited liability and wholly owned subsidiary of Holdings (“Cayman Merger Sub”), and Pivotal Merger Sub Company II Limited, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of SPAC (“BVI Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, (a) in accordance with the Cayman Islands Companies Act (As Revised) (the “Cayman Companies Act”), SPAC will merge with and into Cayman Merger Sub (the “SPAC Merger”), with Cayman Merger Sub surviving the SPAC Merger (Cayman Merger Sub, in its capacity as the surviving company of the SPAC Merger, is sometimes referred to herein as, and from and after the SPAC Merger shall mean, the “SPAC Surviving Company”) and becoming the sole owner of all of the issued and outstanding shares of $1.00 par value per share of BVI Merger Sub (each, a “BVI Merger Sub Common Share”), (b) concurrently with the consummation of the SPAC Merger, and subject to the BVI Business Companies Act, 2004 (as amended, the “BVI Companies Act”), Holdings will redeem each Class A ordinary share, par value $0.0001, of Holdings (each, a “Holdings Common Share A”) and each Class B ordinary share, par value $0.0001, of Holdings (each, a “Holdings Common Share B”) issued and outstanding immediately prior to the SPAC Merger for par value (the “Holdings Redemption”), (c) following the SPAC Merger and subject to the Cayman Companies Act and the BVI Companies Act, the SPAC Surviving Company will distribute all of the issued and outstanding BVI Merger Sub Common Shares to Holdings (the “BVI Merger Sub Distribution”), (d) following the BVI Merger Sub Distribution, in accordance with the BVI Companies Act, BVI Merger Sub will merge with and into the Company (the “Company Merger”, and together with the SPAC Merger, the “Mergers”), with the Company surviving the Company Merger as a wholly owned subsidiary of Holdings (the Company, in its capacity as the surviving company of the Company Merger, is sometimes referred to herein as, and from and after the Company Merger shall mean, the “Surviving Subsidiary Company”). The Mergers, together with the other transactions related thereto, are referred to herein as the “Proposed Transactions”. References herein to “SPAC” shall refer to Queen’s Gambit Growth Capital for all periods prior to completion of the SPAC Merger and to the SPAC Surviving Company for all periods after completion of the SPAC Merger.

Conversion of Securities

At the effective time of the SPAC Merger (the “SPAC Merger Effective Time”)

(a) by virtue of the SPAC Merger and without any action on the part of SPAC, Cayman Merger Sub, BVI Merger Sub, the Company, Holdings or the holders of any of the following securities:

(i)

each ordinary share of Cayman Merger Sub, par value $1.00 per share, issued and outstanding immediately prior to the SPAC Merger Effective Time will be automatically converted into one share of the SPAC Surviving Company, which will constitute the only outstanding shares of the SPAC Surviving Company;

(ii)

each Class A ordinary share, par value $0.0001 per share, of SPAC (each, a “SPAC Class A Ordinary Share”) issued and outstanding immediately prior to the SPAC Merger Effective Time will be automatically cancelled, extinguished and converted into the right to receive one Holdings Common Share A; and

(iii)	each Class B ordinary share, par value $0.0001 per share, of SPAC , will be automatically cancelled, extinguished and converted into the right to receive one Holdings Common Share B;

(b) each fraction of or whole warrant to purchase SPAC Class A Ordinary Shares (each, a “SPAC Warrant”) issued, outstanding and unexercised immediately prior to the SPAC Merger Effective Time will be automatically assumed and converted into a fraction or whole warrant, as the case may be, to acquire (in the case of a whole warrant) one Holdings Common Share A, subject to the same terms and conditions (including exercisability terms) as were applicable to the corresponding former warrants of SPAC (each such resulting warrant, a “Holdings Warrant”); and

(c) without duplication of the foregoing, each unit of SPAC (each, a “SPAC Unit”), comprised of one SPAC Class A Ordinary Share and one-third of one SPAC Warrant, existing and outstanding immediately prior to the SPAC Merger Effective Time will be automatically cancelled, extinguished and converted into one unit of Holdings (a “Holdings Unit”), comprised of one Holdings Common Share A and one-third of one Holdings Warrant.

At the effective time of the Company Merger (the “Company Merger Effective Time”),

(a) by virtue of the Company Merger and without any action on the part of the Cayman Merger Sub, BVI Merger Sub, the Company, Holdings or the holders of any of the following securities:

(i)

each BVI Merger Sub Common Share issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled, extinguished and converted into one share no par value in the Surviving Subsidiary Company, which shall constitute the only issued and outstanding shares of the Surviving Subsidiary Company;

(ii)

all of the Company’s ordinary common shares A of no par value (the “Company Common Shares A”), all of the Company’s ordinary common shares B of no par value (the “Company Common Shares B” and, together with the Company Common Shares A, the “Company Common Shares”), and all of the preferred shares of the Company (the “Company Preferred Shares” and, together with the Company Common Shares, the “Company Shares”) that are held in the treasury of the Company immediately prior to the Company Merger Effective Time will be automatically cancelled and extinguished, and no consideration will be delivered in exchange therefor;

(iii)

each Company Share issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled, extinguished and converted into the right to receive (a) a number of Holdings Common Shares A equal to the exchange ratio as described in the Business Combination Agreement (the “Exchange Ratio”) and (b) upon the satisfaction of certain price targets or a “change of control” as described in the Business Combination Agreement, the applicable per share earnout consideration as described in the Business Combination Agreement (the “Per Share Earnout Consideration”) (with any fractional share to which any holder of Company Shares would otherwise be entitled rounded down to the nearest whole share), in each case without interest;

(b) each then outstanding and unexercised option to purchase Company Common Shares B (each, a “Company Option”), whether or not vested, will be assumed and converted into (a) an option to purchase a number of Holdings Common Shares A (such option, an “Exchanged Option”) equal to the product of (x) the number of Company Common Shares B subject to such Company Option (assuming payment in cash of the exercise price of such Company Option) immediately prior to the Company Merger Effective Time multiplied by (y) the Exchange Ratio (such product rounded down to the nearest whole share), at an exercise price per share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of such Company Option immediately prior to the Company Merger Effective time, divided by (ii) the Exchange Ratio (which option will remain subject to the same vesting terms as such Company Option), and (b) a number of restricted stock units (the “Earnout RSUs”) in respect of Holdings Common Shares A (the “Earnout RSU Shares”) that will be issued in settlement of Earnout RSUs upon the satisfaction of certain price targets, as described in the section entitled “Earnout” below.

(c) the convertible notes of the Company outstanding as of the date of the Business Combination Agreement (together with the Company Exchangeable Notes (as defined below), the “Company Convertible Notes”), other than any Company Exchangeable Notes, will convert into the right to receive Holdings Common Shares A as if such Company Convertible Notes had first converted into Company Common Shares A in connection with a “SPAC Transaction” as defined in and in accordance with Section 2.3 of the terms of such Company Convertible Notes immediately prior to the Company Merger Effective Time (the hypothetical conversion or exchange of such Company Convertible Notes into Company Common Shares A, the “Hypothetical Convertible Note Conversion”) and immediately thereafter each such Company Common Share A was canceled, extinguished and converted into the right to receive a number of Holdings Common Shares A equal to the Exchange Ratio; and

(d) each exchangeable note issued after the date of the Business Combination Agreement in accordance with the Business Combination Agreement (the “Company Exchangeable Notes”) shall be exchanged for the number of Holdings Common Shares A issuable in exchange therefor in connection with a “De-SPAC Completion Exchange” as defined in and in accordance with the terms of such Company Exchangeable Note.

At the Company Merger Effective Time, pursuant to the terms of the Amended and Restated Memorandum and Articles of Association of Holdings (the “Holdings A&R Articles”), to be adopted in connection with the SPAC Merger, each Holdings Common Share B that is outstanding immediately prior to the Company Merger Effective Time will be converted, on a one-for-one basis, into one Holdings Common Share A. At the Company Merger Effective Time, pursuant to their terms, the Holdings Common Shares A and the Holdings Warrants comprising each existing and outstanding Holdings Unit immediately prior to the Company Merger Effective Time swill be automatically separated in accordance with the Holdings A&R Articles.

Earnout

During the five-year period following the Closing Date (as defined below) (the “Earnout Period”), Holdings shall issue or cause to be issued to eligible holders of securities of the Company (excluding eligible holders in their capacity as holders of Company Options who will instead receive Earnout RSU Shares (as described above)) up to 15,000,000 additional shares of Holdings Common Shares A in the aggregate (the “Earnout Shares”) less the number of Earnout RSU Shares issued during the five-year period after the Closing Date (the “Earnout Period”), in three equal tranches, upon the satisfaction of certain price targets set forth in the Business Combination Agreement, which price targets will be based upon the daily volume-weighted average sale price of one Holdings Common Share A quoted on the Nasdaq Global Market (“Nasdaq”) or, if Holdings does not qualify for such market, the Nasdaq Capital Market, or any other public stock market or exchange in the United States as may be mutually agreed by the Company and SPAC (the “Selected Stock Exchange”), for any twenty (20) trading days within any thirty (30) consecutive trading day period within the Earnout Period.

At the Company Merger Effective Time, each holder of an Exchanged Option shall receive a number of Earnout RSUs equal to (a)(i) 15,000,000 divided by (ii) the total number of Company Shares outstanding as of immediately prior to the Company Merger Effective Time (including Company Shares issuable upon Hypothetical Convertible Note Conversion and upon exercise of Company Options (assuming payment in cash of the exercise price of such Company Options)), multiplied by (b) the aggregate number of Company Common Shares B underlying the applicable Company Option (assuming payment in cash of the exercise price of such Company Option). Earnout RSU Shares are issuable in settlement of Earnout RSU’s upon satisfaction of the same price targets set forth in the Business Combination Agreement that apply to the Earnout Shares.

Representations, Warranties and Covenants

The Business Combination Agreement contains representations and warranties of (a) the Company and (b) SPAC and BVI Merger Sub that are customary for transactions of this nature. The representations and warranties of the Company, BVI Merger Sub and SPAC will not survive the closing of the Company Merger.

The Business Combination Agreement contains certain covenants of the parties, including, among others, covenants requiring that (a) the parties will conduct their respective businesses in the ordinary course through the consummation of the Company Merger, (b) SPAC will use its reasonable best efforts to keep the SPAC Units, SPAC Class A Ordinary Shares and SPAC Warrants listed for trading on Nasdaq until the SPAC Merger Effective Time and each of SPAC, the Company and Holdings will use their respective reasonable best efforts to cause the Holdings Common Shares A and the Holdings Warrants to be issued in connection with the Proposed Transactions to be approved for listing on the Selected Stock Exchange at the closing of the Company Merger, (c) SPAC and the Company will (x) not solicit or negotiate with third parties regarding alternative transactions and will comply with certain related restrictions and (y) cease discussions regarding alternative transactions, (d) SPAC and the Company will jointly prepare (and Holdings will file with the Securities and Exchange Commission (the “SEC”)) a registration statement on Form F-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), the Holdings Units (including the Holdings Common Shares A and Holdings Warrants (and the Holdings Common Shares A issuable upon exercise thereof)) to be issued in connection with the SPAC Merger, the Holdings Common Shares A to be issued in the Company Merger, the Holdings Common Shares A to be issued in the conversion of the Company Convertible Notes (other than in respect of the Company Exchangeable Notes) and the Holdings Common Shares A issuable pursuant to the earnout described above (which Registration Statement will contain a proxy statement for the purpose of soliciting proxies from SPAC’s shareholders to vote in favor of adoption and approval of the Business Combination Agreement and the Proposed Transactions, the Required SPAC Proposals (as defined in the Business Combination Agreement) and certain other matters at the extraordinary general meeting of SPAC’s shareholders (the “SPAC Shareholders’ Meeting”)) and (e) the parties will cooperate in obtaining necessary approvals from governmental agencies.

Effective Times; Closing

The obligations of the parties to consummate the SPAC Merger are subject to certain conditions, including (a) the conditions set forth in items (ii)-(vi) of the section entitled “Conditions to Closing—Mutual” below, in each case with respect to the SPAC Merger, and (b) receipt by SPAC of a customary officer’s certificate of the Company, certifying as to (a) the truth and correctness of certain representations and warranties of the Company with respect to Holdings and Cayman Merger Sub and (b) the compliance by the Company and Holdings with certain covenants and agreements set forth in the Business Combination Agreement. The date on which the SPAC Merger Effective Time will occur is referred to herein as the “SPAC Merger Date.” No earlier than one business day following the SPAC Merger Date and no later than three business days after the date of the satisfaction or, if permissible, waiver of the conditions to closing of the Company Merger set forth in the Business Combination Agreement (such date, the “Closing Date”), the consummation of the Company Merger (the “Closing”) will occur.

Conditions to Closing

Mutual

The obligations of the Company, Holdings, Cayman Merger Sub, BVI Merger Sub and SPAC to consummate the Company Merger are subject to the satisfaction or waiver (where permissible) at or prior to the Company Merger Effective Time of the following conditions:

(i)

the written consent of the requisite shareholders of the Company in favor of the approval and adoption of the Business Combination Agreement, the Company Merger and all other transactions contemplated by the Business Combination Agreement (the “Written Consent”) having been delivered to SPAC;

(ii)

the Required SPAC Proposals having each been approved and adopted by the requisite affirmative vote of the SPAC shareholders at the SPAC Shareholders’ Meeting in accordance with SPAC’s proxy statement, the Cayman Islands Companies Act (As Revised), SPAC’s organizational documents and the rules and regulations of Nasdaq ;

(iii)

no governmental authority having enacted, issued, enforced or entered any law or order which is then in effect and has the effect of making the Proposed Transactions illegal or otherwise prohibiting the consummation of the Proposed Transactions;

(iv)

all consents, approvals, authorizations or permits of, or filings with or notifications to, or expirations or terminations of any waiting periods required by, applicable governmental authorities having been obtained, made or occurred;

(v)

the Registration Statement having been declared effective and no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened by the SEC and not withdrawn;

(vi)

the Holdings Common Shares A, including those to be issued pursuant to the Business Combination Agreement (including the Earnout Shares) and the Investor Subscription Agreements (as defined below), and the Holdings Common Shares A and the Holdings Warrants (and the Holdings Common Shares A issuable upon exercise thereof) to be issued in connection with the SPAC Merger having been approved for listing on the Selected Stock Exchange, subject only to official notice of issuance thereof;

(vii)	the Holdings Common Shares A not constituting “penny stock” (as defined in Rule 3a51-1 of the Exchange Act (as defined below)); and

(viii)	the SPAC Merger having been completed.

SPAC and Merger Sub

The obligations of SPAC and BVI Merger Sub to consummate the Company Merger are subject to the satisfaction or waiver (where permissible) at or prior to the Company Merger Effective Time of the following additional conditions:

(i)	the accuracy of the representations and warranties of the Company as determined in accordance with the Business Combination Agreement;

(ii)

the Company having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Company Merger Effective Time and Holdings and Cayman Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by them on or prior to the SPAC Merger Effective Time; and

(iii)

the Company having delivered to SPAC a certificate, dated as of the Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions set forth in items (i) and (ii) above.

The Company

The obligation of the Company to consummate the Company Merger is subject to the satisfaction or waiver (where permissible) at or prior to the Company Merger Effective Time of the following additional conditions:

(i)	the accuracy of the representations and warranties of SPAC and BVI Merger Sub as determined in accordance with the Business Combination Agreement;

(ii)

each of SPAC and BVI Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Company Merger Effective Time and each of Holdings and Cayman Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by them following the SPAC Merger Effective Time and prior to the Company Merger Effective Time;

(iii)

SPAC having delivered to the Company a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of SPAC, certifying as to the satisfaction of the conditions set forth in items (i) and (ii) above;

(iv)

SPAC having made all necessary and appropriate arrangements with Continental Stock Transfer & Trust Company, acting as trustee, to have all of the funds in the SPAC’s trust account (the “Trust Account”) disbursed to SPAC or Holdings prior to the Company Merger Effective Time, and all such funds released from the Trust Account being available to SPAC or Holdings in respect of all or a portion of the payment obligations set forth in the Business Combination Agreement;

(v)	SPAC having provided the holders of SPAC Class A Ordinary Shares with the opportunity to make redemption elections with respect such shares in connection with the Proposed Transactions;

(vi)

as of the Closing, after consummation of the Private Placement (as defined below) (plus any amount of cash pre-funded by the PIPE Investors as an investment in the Company) and after distribution of the funds in the Trust Account and deducting all amounts to be paid pursuant to the exercise of redemption rights of public shareholders, SPAC and Holdings collectively having cash on hand equal to or in excess of $185,000,000 (without taking into account (A) any transaction fees, costs and expenses paid or required to be paid in connection with the Proposed Transactions and the Private Placement) or (B) any cash held by the Company or any of the Company Subsidiaries); and

(vii)

Holdings having instructed its registered agent to file an agreed form of amended and restated Memorandum and Articles of Association of Holdings with the Registry of Corporate Affairs of the British Virgin Islands, to be effective at the Company Merger Effective Time.

Termination

The Business Combination Agreement contains certain termination rights, including that the Business Combination Agreement may be terminated at any time prior to the Company Merger Effective Time by mutual written consent of the Company and SPAC and in other specified circumstances, including if the Company Merger Effective Time has not occurred within 180 days after the date of the Business Combination Agreement, subject to extension to 240 days after the date of the Business Combination Agreement if the SEC has not declared the Registration Statement effective on or prior to such date.

Either SPAC or the Company may also terminate the Business Combination Agreement if any of the Required SPAC Proposals fails to receive the requisite vote for approval at the SPAC Shareholders’ Meeting. Additionally, if the Company fails to deliver the Written Consents to SPAC within five business days of the Registration Statement becoming effective (a “Written Consent Failure”), SPAC shall have the right to terminate the Business Combination Agreement; provided, that SPAC may not terminate the Business Combination Agreement for so long as the Company continues to exercise its reasonable efforts to cure such Written Consent Failure, unless such Written Consent Failure is not cured within five business days after notice of such Written Consent Failure is provided by SPAC to the Company. Additionally, if the Company fails to deliver the audited financial statements to SPAC as set forth in the Business Combination Agreement, SPAC shall have the right to terminate the Business Combination Agreement.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement. The Business Combination Agreement provides that no such termination shall affect any liability on the part of any party for fraud or a willful material breach of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Proposed Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Holdings, SPAC, BVI Merger Sub or Cayman Merger Sub. In particular, the assertions embodied in representations and warranties by the Company, Holdings, SPAC, BVI Merger Sub and Cayman Merger Sub contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about the Company, Holdings, SPAC, BVI Merger Sub or Cayman Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s public disclosures.

Support Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, certain investors in the Company delivered to SPAC transaction support agreements (the “Company Transaction Support Agreement”), pursuant to which, among other things, shareholders of the Company with ownership interests sufficient to approve the Proposed Transactions on behalf of the Company have agreed to execute and deliver the Written Consent within three business days of the Registration Statement becoming effective and the holders of the Company Convertible Notes (other than the Company Exchangeable Notes) have agreed to the conversion of such Company Convertible Notes in accordance with the terms and conditions of the Company Transaction Support Agreement and the Business Combination Agreement. The Company Support Agreement will terminate upon the earlier to occur of (a) the Closing and (b) the date of the termination of the Business Combination Agreement in accordance with its terms, in either case subject to certain surviving provisions.

The foregoing description of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement, a form of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Also concurrently with the execution and delivery of the Business Combination Agreement, certain shareholders of SPAC delivered to the Company shareholder support agreements (the “SPAC Shareholder Support Agreements”), pursuant to which, among other things, such shareholders have agreed to vote any SPAC Class A Ordinary Shares held by them in favor of the adoption and approval of the Business Combination Agreement and the Proposed Transactions and not to redeem such SPAC shares.

Holdings Shareholders Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, certain persons who will become shareholders of Holdings following the Closing (the “Holdings Key Shareholders”) entered into a shareholder agreement (the “Holdings Shareholder Agreement”), pursuant to which such persons have agreed to act to establish certain board appointment and corporate governance rights, and to enter into voting commitments, with respect to Holdings, on the terms and subject to the conditions thereof.

In particular, the Holdings Shareholder Agreement provides that each Holdings Key Shareholder agrees, among other things, that such shareholder will take all action necessary such that (a) Mostafa Kandil will have the right to serve, and be appointed, as a director and chairman of the board of directors of Holdings (the “PubCo Board”) from and after the Closing, for so long as Mr. Kandil is the Chief Executive Officer of Holdings and (b) for so long as Mr. Kandil beneficially owns at least one percent (1%) of the issued and outstanding Holdings Common Shares A, and has not been terminated for cause (as defined in his employment agreement), Mr. Kandil or his applicable designee shall be entitled to serve as a director of the PubCo Board.

In addition, pursuant to the Holdings Shareholder Agreement, each Holdings Key Shareholder has agreed to vote all Holdings Common Shares A beneficially owned by it or its affiliates (a) from the Closing through the completion of Holding’s third annual meeting of shareholders (the “Initial Voting Period”), in favor of the appointment of any designees of the Company to the PubCo Board and against the removal of such designees and (b) following the Initial Voting Period (and if applicable pursuant to the preceding paragraph), in favor of Mostafa Kandil or his applicable designee and against the removal of Mostafa Kandil or his applicable designee, in each case at any annual or general meeting of the Holdings shareholders and in accordance with the terms and conditions of the Holdings Shareholder Agreement and the BCA.

The Holdings Shareholder Agreement will terminate immediately if (a) only one Holdings Key Shareholder continues to hold Holdings Common Shares A, (b) with respect to any Holdings Key Shareholder, if it and each of its affiliates no longer beneficially owns any Holdings Common Shares A or (c) the Business Combination Agreement is terminated in accordance with its terms.

The foregoing description of the Holdings Shareholders Agreement is qualified in its entirety by reference to the full text of the Holdings Shareholders Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company, SPAC, Holdings, Sponsor and certain security holders of the Company (the “Reg Rights Holders”) entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, within 20 business days after the consummation of the Company Merger, Holdings is required to (a) file with the SEC a registration statement (the “Resale Registration Statement”) registering the resale of certain securities of Holdings held by the Reg Rights Holders (the “Registrable Securities”) and (b) use its reasonable best efforts to cause the Resale Registration Statement to become effective as soon as reasonably practicable after the filing thereof. Under the Registration Rights Agreement, the Reg Rights Holders may demand up to (i) three underwritten offerings and (ii) within any 12-month period, two block trades or “at-the-market” or similar registered offerings of their Registrable Securities through a broker or agent. The Reg Rights Holders will also be entitled to customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, security holders of the Company and directors and/or officers of the Company who are expected to serve as directors and/or officers of Holdings upon the Closing (collectively, the “Lock-Up Holders”) entered into lock-up agreements (the “Lock-Up Agreements”). Subject to certain customary exceptions, the Lock-Up Holders have agreed not to (a) transfer, assign or sell any Holdings Common Shares A, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Holdings Common Shares A, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, in each case until the earlier of (x) either one year or six months after the consummation of the Company Merger (depending on the applicable Lock-Up Holder’s anticipated beneficial ownership of Holdings Common Shares A following the Closing), (y) the first date on which the last sale price of the Holdings Common Shares A equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading period commencing at least 150 days after the consummation of the Company Merger and (z) a liquidation, merger, share exchange or other similar transaction which results in all of Holdings’ shareholders having the right to exchange their Holdings Common Shares A for cash, securities or other property.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a form of which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Agreement

Concurrently with the execution of the Business Combination Agreement, Sponsor entered into a letter agreement (the “Sponsor Agreement”) with SPAC and the Company, pursuant to which, among other things, the Sponsor agreed (a) to waive its anti-dilution rights set forth in the organizational documents of SPAC and (following the SPAC Merger) Holdings, as applicable, (b) to vote all shares of SPAC held by it in favor of the adoption and approval of the Business Combination Agreement and the Proposed Transactions, and (c) not to redeem any shares of SPAC held by Sponsor (or any shares of Holdings received in connection with the SPAC Merger).

The foregoing description of the Sponsor Agreement is qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The SPAC Class A Ordinary Shares and SPAC Warrants are currently listed for trading on Nasdaq under the symbols “GMBT” and “GMBTW,” respectively. In addition, certain SPAC Class A Ordinary Shares and the SPAC Warrants currently trade as units consisting of one SPAC Class A Ordinary Share and one-third of one warrant, and are also listed for trading on Nasdaq under the symbol “GMBTU.” As a result of the Proposed Transactions, (i) each Class A Ordinary Share will be exchanged for a Holdings Common Share A and (ii) the SPAC Warrants will be exchanged for substantially identical warrants of Holdings and exercisable for Holdings Common Shares A on substantially identical terms as the SPAC Warrants. In connection with the Closing, (i) the Holdings Units will automatically separate into the component securities and will no longer trade as a separate security, (ii) following the exchange of SPAC Class A Ordinary Shares for Holdings Common Shares A in the SPAC Merger and the exchange of the SPAC Warrants for Holdings Warrants described above, all of the SPAC’s ordinary shares, units and warrants will be delisted from Nasdaq and will cease to be publicly traded and (iii) Holdings will list its Holdings Common Shares A and Holdings Warrants for trading on the Selected Stock Exchange under the symbols “SWVL” and “SWVLW,” respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

PIPE Subscription Agreements

In connection with the execution of the Business Combination Agreement, SPAC, Holdings and, in some cases, the Company entered into subscription agreements (collectively, the “PIPE Subscription Agreements”) with a number of investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and Holdings agreed to sell to the PIPE Investors, an aggregate of up to 10 million newly issued Holdings Common Shares A for a purchase price of $10.00 per share (the “Acquired Shares”) in a private placement (the “Private Placement”) for an aggregate purchase price of $100 million (the “PIPE Subscription Amount”).

The closing of the sale of the Acquired Shares pursuant to the PIPE Subscription Agreements will take place substantially concurrently with the Closing and is contingent upon, among other customary closing conditions, the subsequent consummation of the Proposed Transactions. The purpose of the Private Placement is to raise additional capital for use by the combined company following the Closing.

Notwithstanding the foregoing, certain of the PIPE Investors have preliminarily agreed to pre-fund the Company with up to $35 million of the aggregate PIPE Subscription Amount by purchasing exchangeable notes from the Company prior to the Closing (the “Company Exchangeable Notes”). Pursuant to the terms of the PIPE Subscription Agreements entered into with such PIPE Investors, such PIPE Investors, Holdings and the Company are required to cooperate in good faith to negotiate and execute definitive documentation in respect of such Company Exchangeable Notes within ten business days following the date of the PIPE Subscription Agreements. Upon the issuance of a Company Exchangeable Note to any such PIPE Investor, the PIPE Subscription Amount of such PIPE Investor shall be reduced by the purchase price of such Company Exchangeable Note. At the Closing, each Company Exchangeable Note will be automatically exchanged into Holdings Common Shares A at an exchange price of $8.50 per share. The issuance of the Company Exchangeable Notes will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Pursuant to the PIPE Subscription Agreements, Holdings agreed that, within 30 calendar days after the Closing, Holdings will use its commercially reasonable efforts to file with the SEC (at Holdings’ sole cost and expense) a registration statement registering the resale of the Acquired Shares (the “PIPE Resale Registration Statement”), and Holdings will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) 90 calendar days (or 135 calendar days if the SEC notifies Holdings that it will review the PIPE Resale Registration Statement) following the Closing and (ii) the tenth business day after the SEC notifies Holdings that the registration statement will not be reviewed or will not be subject to further review.

The foregoing description of the PIPE Subscription Agreements is qualified in its entirety by reference to the full text of the PIPE Subscription Agreement, the form of which is included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The issuance of Holdings Common Shares A in connection with the PIPE Subscription Agreements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2021, 2021, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that SPAC and the Company will hold a conference call on July 28, 2021 at 12 p.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.2 and incorporated herein by reference. The script that SPAC and the Company intend to use for the Conference Call is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions.

Exhibits 99.3 and 99.4, and the information set forth therein, will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information for Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Proposed Transactions, Holdings intends to file with the SEC a registration statement on Form F-4, which will include a preliminary prospectus and preliminary proxy statement and, after the registration statement is declared effective, SPAC will mail a definitive proxy statement/prospectus and other relevant documents relating to the business combination to its shareholders. This communication is not a substitute for the registration statement, the definitive proxy statement/prospectus or any other document that SPAC will send to its shareholders in connection with the business combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of SPAC as of a record date to be established for voting on the business combination. Shareholders of SPAC will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Queen’s Gambit Growth Capital, 55 Hudson Yards, 44th Floor, New York, New York, 10001.

Participants in the Solicitation

Holdings, the Company, SPAC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of Holdings, the Company and SPAC in the registration statement on Form F-4 to be filed with the SEC by Holdings, which will include the proxy statement of SPAC for the business combination. Information about SPAC’s directors and executive officers is also available in SPAC’s Annual Form 10-K for the fiscal year ended December 31, 2020 and other relevant materials filed with the SEC.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between the Company and SPAC, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company and other statements that are not historical facts.

These statements are based on the current expectations of the Company and/or SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and SPAC. These statements are subject to a number of risks and uncertainties regarding the Company’s business and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions, including but not limited to the economic and operational disruptions and other effects of the COVID-19 pandemic; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the number of redemption requests made by SPAC’s shareholders in connection with the business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; the risk that the approval of the shareholders of the Company or SPAC for the potential transaction is not obtained; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction or additional information that may later arise in connection with preparation of the registration statement on Form F-4 and proxy materials, or after the consummation of the business combination as a result of the limited time SPAC had to conduct due diligence; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; competition with other companies in the mobility industry; the Company’s limited operating history and lack of experience as a public company; the lack of, or recent implementation of, certain policies and procedures to ensure compliance with applicable laws and regulations, including with respect to anti-bribery, anti-corruption, and cyber protection; the risk that the Company is not able to execute its growth plan, which depends on rapid, international expansion; the risk that the Company is unable to attract and retain consumers and qualified drivers and other high quality personnel; the risk that the Company is unable to protect and enforce its intellectual property rights; the risk that the Company is unable to determine rider demand to develop new offerings on its platform; the difficulty of obtaining required registrations, licenses, permits or approvals in jurisdictions in which the Company currently operates or may in the future operate; the fact that the Company currently operates in and intends to expand into jurisdictions that are, or have been, characterized by political instability, may have inadequate or limited regulatory and legal frameworks and may have limited, if any, treaties or other arrangements in place to protect foreign investment or involvement; the risk that the Company’s drivers could be classified as employees, workers or quasi-employees in the jurisdictions they operate; the fact that the Company has operations in countries known to experience high levels of corruption and is subject to territorial anti-corruption laws in these jurisdictions; the ability of Holdings to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. the Company anticipates that subsequent events and developments will cause the Company’s assessments and projections to change. However, while the Company may elect to update these forward-looking statements in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of July 28, 2021, by and among SPAC, Cayman Merger Sub, BVI Merger Sub, the Company and Holdings.

10.1	Company Transaction Support Agreement, dated July 28, 2021 by and among the Company, certain shareholders of the Company and certain holders of the Company convertible Notes.

10.2	Holdings Shareholders’ Agreement, dated July 28, 2021 by and among Holdings, Sponsor and certain shareholders of Holdings.

10.3	Registration Rights Agreement, dated July 28, 2021 by and among the Company, SPAC, Sponsor, Holdings and certain shareholders of the Company.

10.4	Form of Lock-Up Agreement.

10.5	Sponsor Agreement, dated July 28, 2021 by and among SPAC, Holdings and the Sponsor.

99.1	Form of PIPE Subscription Agreement.

99.2	Press Release, dated July 28, 2021.

99.3	Conference Call Script.

99.4	Investor Presentation.

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEEN’S GAMBIT GROWTH CAPITAL

Date: July 28, 2021	By:	/s/ Victoria Grace
	Name:	Victoria Grace
	Title:	Chief Executive Officer